[GRAPHIC OMITTED]                                               PLEASE VOTE NOW!

                          MASSACHUSETTS INVESTORS TRUST

                          NOTICE OF BALLOT SOLICITATION
                                OCTOBER 19, 2001
                      500 Boylston Street, Boston, MA 02116
--------------------------------------------------------------------------------

Dear Shareholder:

Recently we distributed proxy material regarding the notice of ballot solicitation for the Massachusetts Investors Trust. The Fund has requested your vote by October 19, 2001. Our records indicate that we have not yet received your voting instructions.

                         WE NEED YOUR VOTE IMMEDIATELY!

A shareholder may think his or her vote is not important, but it is vital. Your vote will enable the Fund to avoid the cost of additional solicitation, so please vote immediately. You and all other shareholders will benefit from your cooperation.

For your convenience, we have established four easy methods by which to register your vote:

     1.  By Phone:             Please call Georgeson Shareholder Communications
                               Inc. toll free at 1-888-832-5695. Representatives are available to answer any questions and take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

     2.  By Internet:          Visit www.proxyvote.com, and enter the control
                               number located on your proxy ballot.

     3.  By Touch-tone Phone:  Call 1-800-690-6903 and follow the simple instructions. Please make sure you have your proxy ballot available at the time of the call.

     4.  By Mail:              Execute your ballot and return it in the enclosed
                               postage paid envelope immediately.

Thank you for your time.

[GRAPHIC OMITTED]                                               PLEASE VOTE NOW!

                          MASSACHUSETTS INVESTORS TRUST

                          NOTICE OF BALLOT SOLICITATION
                                OCTOBER 19, 2001
                      500 Boylston Street, Boston, MA 02116
--------------------------------------------------------------------------------

Dear Shareholder:

Recently we distributed proxy material regarding the notice of ballot solicitation for the Massachusetts Investors Trust. The Fund has requested your vote by October 19, 2001. Our records indicate that we have not yet received your voting instructions.

                         WE NEED YOUR VOTE IMMEDIATELY!

A shareholder may think his or her vote is not important, but it is vital. Your vote will enable the Fund to avoid the cost of additional solicitation, so please vote immediately. You and all other shareholders will benefit from your cooperation.

For your convenience, we have established three easy methods by which to register your vote:

     1.  By Touch-tone Phone:  Call 1-800-690-6903 and follow the simple instructions. Please make sure you have your proxy ballot available at the time of the call.

     2.  By Internet:          Visit www.proxyvote.com, and enter the control
                               number located on your proxy ballot.

     3.  By Mail:              Execute your ballot and return it in the enclosed
                               postage paid envelope immediately.

Thank you for your time.

[GRAPHIC OMITTED]                                               PLEASE VOTE NOW!


                          MASSACHUSETTS INVESTORS TRUST

                          NOTICE OF BALLOT SOLICITATION
                                OCTOBER 19, 2001
                      500 Boylston Street, Boston, MA 02116
--------------------------------------------------------------------------------

Dear Shareholder:

Recently we distributed proxy material regarding the notice of ballot solicitation for the Massachusetts Investors Trust. The Fund has requested your vote by October 19, 2001. Our records indicate that we have not yet received your voting instructions.

                         WE NEED YOUR VOTE IMMEDIATELY!

A shareholder may think his or her vote is not important, but it is vital. Your vote will enable the Fund to avoid the cost of additional solicitation, so please vote immediately. You and all other shareholders will benefit from your cooperation.

Please vote promptly by completing the ballot to register your vote through the following options:


     1.  By Fax:               Please fax your executed ballot to 1-800-733-1885
                               anytime.

     2.  By Mail:              Execute your ballot and return it in the enclosed
                               postage paid envelope immediately.



Thank you for your time.

                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant     [ X ]
Filed by a party other than the Registrant
Check the appropriate box:  [   ] Preliminary Proxy Statement
                            [   ] Confidential for Use of the Commission
                                  Only (as permitted by Rule 14a-6(e)(2))
                            [   ] Definitive Proxy Statement
                            [ X ] Definitive Additional Materials
                            [   ] Soliciting Material Pursuant to Rule 14a-11(c)
                                  or Rule 14a-12

Massachusetts Investors Trust (File Nos. 2-11401 and 811-203)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
       [ X ]  No fee required

       [   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
              and 0-11.

       (1)    Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
       (2)    Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
       (3)    Per unit price or other underlying value of transaction
              computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
       (4)    Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
       (5)    Total Fee Paid:
--------------------------------------------------------------------------------
       [   ]  Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
       [   ]  Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount previously paid:
--------------------------------------------------------------------------------
       (2)    Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
       (3)    Filing Party:
--------------------------------------------------------------------------------
       (4)    Date Filed:
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                           MFS INVESTMENT MANAGEMENT
             500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116-3741
                                 (617) 954-5000



                                        October 3, 2001

VIA EDGAR
Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re:  Massachusetts Investors Trust ("MIT") (File Nos. 2-11401 and 811-203)

Ladies and Gentlemen:

     We enclose herewith pursuant to rule 20a-1 under the Investment Company Act of 1940, as amended, and Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), a definitive copy of additional solicitation materials sent to MIT shareholders in connection with a special ballot solicitation of Shareholders of the Trust.

     If you have any questions, please do not hesitate to call the undersigned at (617) 954-5047.

                                        Sincerely,



                                        JAMES F. DESMARAIS
                                        James F. DesMarais
                                        Assistant General Counsel

JFD/bjn
Enclosures